Exhibit 99.2


			   CERTIFICATION PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MidSouth
Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 (the "Report"), I, Karen Hail,
Chief Financial Officer of the Company, certify that:

	(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



________________________
Karen Hail
Chief Financial Officer
August ____, 2002